Exhibit 24

POWER OF ATTORNEY

The undersigned, being a director of TCBY ENTERPRISES, INC., a Delaware corporation ("the Corporation"), does hereby constitute and appoint FRANK D. HICKINGBOTHAM, HERREN C. HICKINGBOTHAM and GENE H. WHISENHUNT, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file, electronically transmit, or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign such person's name in the name and on behalf of the Corporation to annual reports on Form 10-K or any amendments or filings supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney effective as of December 17, 1999.

                                                                             /s/ Frank D. Hickingbotham

                                                                             ___________________________________
                                                                             Frank D. Hickingbotham

                                                                             /s/ Herren C. Hickingbotham

                                                                             ___________________________________
                                                                             Herren C. Hickingbotham

                                                                             /s/ Marvin D. Loyd

                                                                             ___________________________________
                                                                             Marvin D. Loyd

                                                                             /s/ William H. Bowen

                                                                             ___________________________________
                                                                             William H. Bowen

                                                                             /s/ Don O. Kirkpatrick

                                                                             ___________________________________
                                                                             Don O. Kirkpatrick

                                                                             /s/ Daniel R. Grant

                                                                             ___________________________________
                                                                             Daniel R. Grant

                                                                             /s/ Hugh Hart Pollard

                                                                             ___________________________________
                                                                             Hugh Hart Pollard

                                                                             /s/ F. Todd Hickingbotham

                                                                             ___________________________________
                                                                             F. Todd Hickingbotham